 Exhibit 99.1

QAD Inc. Announces Intention to Adjourn Special Meeting of Stockholders to November 2

October 15th Meeting to be Opened and Immediately Adjourned

SANTA BARBARA, Calif. – October 12, 2021 – QAD Inc. (“QAD” or the “Company”), a leading provider of next-generation manufacturing and supply chain solutions in the cloud, today announced that on October 15, 2021, it intends to convene and immediately adjourn its special meeting of stockholders to vote on the acquisition of QAD by Thoma Bravo (the “Special Meeting”) to November 2, 2021. There will be no voting or other matters conducted at the meeting on October 15, 2021.

As previously disclosed, a purported stockholder class action was filed in the Delaware Court of Chancery (the “Court”). The Court ordered that plaintiff’s motion for preliminary injunction proceed on an expedited basis, and on October 1, 2021, held a hearing on the motion. On October 8, 2021, the Court ordered a limited injunction until at least 20 days after the Company issued two corrective disclosures, and otherwise denied plaintiff’s motion. In accordance with the Court’s ruling, QAD is today filing with the Securities and Exchange Commission (“SEC”) supplemental disclosures regarding the background of the transaction.

The Company intends to reconvene the Special Meeting on Tuesday, November 2, 2021, at 8:00 a.m. PST, at the QAD corporate headquarters located at 100 Innovation Place, Santa Barbara, California. The record date for stockholders entitled to vote at the Special Meeting remains September 7, 2021, and no changes have been made to the proposals to be voted on by stockholders at the Special Meeting. Stockholders who have previously cast their votes do not need to vote again unless they want to change their vote.

About QAD – Enabling the Adaptive Manufacturing Enterprise

QAD Inc. is a leading provider of next generation manufacturing and supply chain solutions in the cloud. Global manufacturers face ever-increasing disruption caused by technology-driven innovation and changing consumer preferences. In order to survive and thrive, manufacturers must be able to innovate and change business models at unprecedented rates of speed. QAD calls these companies Adaptive Manufacturing Enterprises. QAD solutions help customers in the automotive, life sciences, consumer products, food and beverage, high tech and industrial manufacturing industries rapidly adapt to change and innovate for competitive advantage.

Founded in 1979 and headquartered in Santa Barbara, California, QAD has 30 offices globally. Over 2,000 manufacturing companies have deployed QAD solutions including enterprise resource planning (ERP), demand and supply chain planning (DSCP), global trade and transportation execution (GTTE) and quality management system (QMS) to become an Adaptive Manufacturing Enterprise. To learn more, visit www.qad.com or call +1 805-566-6100. Find us on Twitter, LinkedIn, Facebook, Instagram and Pinterest.

“QAD” is a registered trademark of QAD Inc. All other products or company names herein may be trademarks of their respective owners.

QAD Inc. Contacts:

Evan Quinn

Analyst Relations

617-869-7335

industryanalyst@qad.com

or

Jed Repko / Andrew Siegel / Katie Villany

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the ability to obtain the requisite approval from stockholders of the Company, (ii) uncertainties as to the timing of the proposed transaction; (iii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; (vii) the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on the Company’s business, financial position, results of operations and/or cash flows; (x) adverse economic, market or geo-political conditions that may disrupt the Company’s business and cloud service offerings, including defects and disruptions in the Company’s services, ability to properly manage cloud service offerings, reliance on third-party hosting and other service providers, and exposure to liability and loss from security breaches; (xi) uncertainties as to demand for the Company’s products, including cloud service, licenses, services and maintenance; (xii) the possibility of pressure to make concessions on pricing and changes in the Company’s pricing models; (xiii) risks related to the protection of the Company’s intellectual property; (xiv) changes in the Company’s dependence on third-party suppliers and other third-party relationships, including sales, services and marketing channels; (xv) changes in the Company’s revenue, earnings, operating expenses and margins; (xvi) the reliability of the Company’s financial forecasts and estimates of the costs and benefits of transactions; (xvii) the Company’s ability to leverage changes in technology; (xviii) risks related to defects in the Company’s software products and services; (xix) changes in third-party opinions about the Company; (xx) changes in competition in the Company’s industry; (xxi) delays in sales; (xxii) timely and effective integration of newly acquired businesses; (xxiii) changes in economic conditions in the Company’s vertical markets and worldwide; (xxiv) fluctuations in exchange rates; and (xxv) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2021, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

Important Information For Investors And Stockholders

This communication is being made in respect of the proposed transaction involving the Company and Project Quick Parent, LLC, an affiliate of Thoma Bravo, L.P. In connection with the proposed transaction, the Company filed a definitive proxy statement on September 9, 2021 with the SEC and intends to file any additional relevant materials with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. The materials filed and to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.qad.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the Company and the proposed transaction.

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s definitive proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the definitive proxy statement relating to the proposed transaction.